Exhibit 10.4

                     PATENT AND TRADEMARK SECURITY AGREEMENT


     PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement") dated as of October 11, 2005 by and among each of:

          GAMESTOP CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          GAMESTOP HOLDINGS CORP., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          GAMESTOP, INC., a corporation organized under the laws of the State of Minnesota having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          GAMESTOP.COM, INC., a corporation organized under the laws of the State of Delaware having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          SUNRISE PUBLICATIONS, INC., a corporation organized under the laws of the State of Minnesota having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          MARKETING CONTROL SERVICES, INC., a corporation organized under the laws of the Commonwealth of Virginia having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          GAMESTOP BRANDS INC., a corporation organized under the laws of the State of Delaware having a place of business at 724 1st Street N., 4th Floor, Minneapolis, Minnesota 55401; and

          GAMESTOP OF TEXAS (GP), LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          GAMESTOP (LP), LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 724 1st Street N., 4th Floor, Minneapolis, Minnesota 55401; and

          GAMESTOP TEXAS LP, a limited partnership organized under the laws of the State of Texas having a place of business at 625 Westport Avenue, Grapevine, Texas 76051; and

          ELECTRONICS BOUTIQUE HOLDINGS CORP., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB INVESTMENT CORP., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB CATALOG COMPANY, INC., a corporation organized under the laws of the State of Nevada, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB GAMES CUSTOMER SERVICE, INC., a corporation organized under the laws of the State of Ohio, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          ELBO INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB FINANCE INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB SPECIALTY SERVICES, INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          ELECTRONICS BOUTIQUE OF AMERICA INC., a corporation organized under the laws of the Commonwealth of Pennsylvania having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB SADSBURY SECOND, LLC, a limited liability company organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB SADSBURY GENERAL PARTNER, LP, a limited partnership organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB SADSBURY PROPERTY HOLDING, LP, a limited partnership organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382,

          EB INTERNATIONAL HOLDINGS, INC., a corporation organized under the laws of the State of Delaware, having a place of business at 931 South Matlack Street, West Chester, Pennsylvania 19382 (each such Person, individually, a "Grantor" and collectively, the "Grantors"); and

          BANK OF AMERICA, N.A., a national banking association, as collateral agent (in such capacity, the "Collateral Agent" for the Secured Parties (as defined herein), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

                                   WITNESSETH:

     WHEREAS, the Grantors have entered into a certain Credit Agreement dated as of even date herewith (as such may be amended, modified, supplemented or restated hereafter, the "Credit Agreement") by and among (i) the Grantors, (ii) the Lenders named therein, (iii) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders, (iv) Citicorp North America, Inc., as Syndication Agent, (v) Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent, (vi) Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, and (vii) Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Joint Lead Arrangers and Joint Lead Bookrunners, pursuant to which Credit Agreement the Lenders have agreed to make Loans to the Grantors, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Grantors, upon the terms and subject to the conditions specified in, the Credit Agreement; and

     WHEREAS, the Grantors have entered into a certain Guaranty of even date herewith in favor of the Secured Parties (as such may be amended, modified, supplemented or restated hereafter, the "Guaranty"), pursuant to which Guaranty each Grantor guarantees the Obligations of the other Grantors; and

     WHEREAS, the Grantors have entered into a certain Security Agreement of even date herewith in favor of the Collateral Agent and the Secured Parties (as such may be amended, modified, supplemented or restated hereafter, the "Security Agreement"), pursuant to which Security Agreement each Grantor grants the Collateral Agent, for the benefit of the Secured Parties, a security interest in the "Collateral" as defined in the Security Agreement; and

     WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations (as defined herein).

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent hereby agree as follows:

                                   SECTION 1

                                   Definitions

     1.1 Generally. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, and all references to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any IP Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

     1.2 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

          (a) "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          (b) "Guaranty" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          (c) "Guaranty Obligations" shall mean the obligations and liabilities guarantied by the Grantors pursuant to the Guaranty.

          (d) "Intellectual Property" shall have the meaning assigned to such term in Section 3 hereof.

          (e) "IP Collateral" shall have the meaning assigned to such term in
     Section 2 hereof.

          (f) "Licenses" shall mean, collectively, the Patent Licenses and Trademark Licenses.

          (g) "Obligations" shall mean "Obligations" as defined in the Credit Agreement and the Guaranty Obligations.

          (h) "Patents" shall mean all letters patent and applications for letters patent of each Grantor, and the inventions and improvements therein disclosed, and any and all divisions, reissues and continuations of said letters patent including, without limitation the patents listed on EXHIBIT A annexed hereto and made a part hereof.

          (i) "Patent Licenses" shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

          (j) "PTO" shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

          (k) "Security Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          (l) "Trademarks" shall mean all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of each Grantor, whether registered or unregistered, including, without limitation, the trademarks listed on EXHIBIT B annexed hereto and made a part hereof, together with all registrations and recordings thereof, all applications in connection therewith, and any goodwill of the business connected with, and symbolized by, any of the foregoing.

          (m) "Trademark Licenses" shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

     1.3 Rules of Interpretation. The rules of interpretation specified in
Section 1.2 of the Credit Agreement shall be applicable to this Agreement.

                                   SECTION 2

                                Security Interest

     In furtherance and as confirmation of the Security Interest granted by the Grantors to the Collateral Agent (for the ratable benefit of the Secured Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby ratifies such Security Interest and grants to the Collateral Agent (for the ratable benefit of the Secured Parties) a continuing security interest, with a power of sale (which power of sale shall be exercisable only following the occurrence of an Event of Default), in all of the present and future right, title and interest of the Grantors in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the "IP Collateral"):

          (a) All Patents and Patent Licenses.

          (b) All Trademarks and Trademark Licenses.

          (c) All renewals of any of the foregoing.

          (d) All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of the Grantors and their business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof).

          (e) All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof.

          (f) The right to sue for past, present and future infringements and dilutions of any of the foregoing.

          (g) All of the Grantors' rights corresponding to any of the foregoing throughout the world.

                                   SECTION 3

                 Protection of Intellectual Property By Grantors

     Except as set forth below in this Section 3, the Grantors shall undertake the following with respect to each of the items respectively described in Sections 2(a), (b), (c), and (d) (collectively, the "Intellectual Property"):

     3.1 Pay all renewal fees and other fees and costs associated with maintaining the Intellectual Property and with the processing of the Intellectual Property and take all other reasonable and necessary steps to maintain each registration of the Intellectual Property.

     3.2 Take all actions reasonably necessary to prevent any of the Intellectual Property from becoming forfeited, abandoned, dedicated to the public, invalidated or impaired in any way.

     3.3 At the Grantors' sole cost, expense, and risk, pursue the prompt, diligent processing of each application for registration which is the subject of the security interest created herein and not abandon or delay any such efforts.

     3.4 At the Grantors' sole cost, expense, and risk, take any and all action which the Grantors reasonably deem appropriate under the circumstances to protect the Intellectual Property from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions.


     Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, and no Material Adverse Effect would result therefrom, no Grantor shall have an obligation to use or to maintain any Intellectual Property
(i) that relates solely to any product that has been discontinued, abandoned or terminated, and (ii) that has been replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the lien created by this Agreement.

                                   SECTION 4

                    Grantors' Representations and Warranties

     The Grantors represent and warrant that:

     4.1 EXHIBIT A is a true, correct and complete list of all Patents and Patent Licenses owned by the Grantors as of the date hereof.

     4.2 EXHIBIT B is a true, correct and complete list of all Trademarks and Trademark Licenses owned by the Grantors as of the date hereof.

     4.3 Except as set forth in EXHIBITS A and B, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which any Grantor is the licensor or franchisor.

     4.4 All IP Collateral is, and shall remain, free and clear of all Liens, encumbrances, or security interests in favor of any Person, other than Permitted Encumbrances and Liens in favor of the Collateral Agent.

     4.5 Each Grantor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use by any Grantor of any of the Intellectual Property owned by any Grantor or the validity or effectiveness of any of the Intellectual Property owned by any Grantor, nor does any Grantor know of any valid basis for any such claim, except as otherwise set forth in the Credit Agreement. To the knowledge of the Grantors, the use by the Grantors of the Intellectual Property does not infringe the rights of any Person in any material respect. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or any Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect on the business or the property of any Grantor.

     4.6 The Grantors shall give the Collateral Agent written notice (with reasonable detail) within ten (10) days following the occurrence of any of the following:

          (a) The Grantors' obtaining rights to, and filing applications for registration of, any new Intellectual Property, or otherwise acquiring ownership of any newly registered Intellectual Property (other than the Grantors' right to sell products containing the trademarks of others in the ordinary course of the Grantors' business).

          (b) The Grantors' becoming entitled to the benefit of any registered Intellectual Property whether as licensee or licensor (other than the Grantors' right to sell products containing the trademarks of others in the ordinary course of the Grantors' business).

          (c) The Grantors' entering into any new Licenses.

          (d) The Grantors' knowing or having reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO or any court or tribunal) regarding the Grantors' ownership of, or the validity of, any material Intellectual Property or the Grantors' right to register the same or to own and maintain the same.

                                   SECTION 5

                Agreement Applies to Future Intellectual Property

     5.1 The provisions of this Agreement shall automatically apply to any such additional property or rights described in subsections (a), (b) and (c) of
Section 4.6, above, all of which shall be deemed to be and treated as "Intellectual Property" within the meaning of this Agreement.

     5.2 Upon the reasonable request of the Collateral Agent, the Grantors shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in any Patent or Trademark and the goodwill and General Intangibles of the Grantors relating thereto or represented thereby (including, without limitation, filings with the PTO or any similar office), and the Grantors hereby constitute the Collateral Agent as their attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; provided, however, the Collateral Agent's taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

                                   SECTION 6

                Grantors' Rights To Enforce Intellectual Property

     Prior to the Collateral Agent's giving of notice to the Grantors (i) following the occurrence of an Event of Default or (ii) pursuant to Section 6.1 below, the Grantors shall have the exclusive right to sue for past, present and future infringement of the Intellectual Property including the right to seek injunctions and/or money damages, in an effort by the Grantors to protect the Intellectual Property against encroachment by third parties, provided, however:

     6.1 The Grantors first provide the Collateral Agent with written notice of the Grantors' intention to so sue for enforcement of any Intellectual Property. If, in the reasonable opinion of the Collateral Agent, the Grantors have failed to take appropriate action within sixty (60) days after such notice is given to Collateral Agent, upon notice to the Grantors, the Collateral Agent may (but shall not be required to) itself take such action in the name of the Grantors, with any damages recovered in such action, net of costs and attorneys' fees reasonably incurred, to be applied as provided in Section 6.2 of the Security Agreement.

     6.2 Any money damages awarded or received by the Grantors on account of such suit (or the threat of such suit) shall constitute IP Collateral.

     6.3 Following the occurrence of any Event of Default, the Collateral Agent, by notice to the Grantors may terminate or limit the Grantors' rights under this
Section 6.

                                   SECTION 7

           Collateral Agent's Actions To Protect Intellectual Property

     In the event of:

          (a) the Grantors' failure, within five (5) days of written notice from the Collateral Agent, to cure any failure by the Grantors to observe or perform any of the Grantors' covenants, agreements or other obligations hereunder; and/or

          (b) the occurrence and continuance of any other Event of Default,

the Collateral Agent, acting in its own name or in that of the Grantors, may (but shall not be required to) act in the Grantors' place and stead and/or in the Collateral Agent's own right in connection therewith.

                                   SECTION 8

                               Rights Upon Default

     Upon the occurrence of any Event of Default, the Collateral Agent may exercise all rights and remedies of a secured party upon default under the Uniform Commercial Code as adopted in the State of New York, with respect to the Intellectual Property, in addition to which the Collateral Agent may sell, license, assign, transfer, or otherwise dispose of the Intellectual Property. Any person may conclusively rely upon an affidavit of an officer of the Collateral

Agent that an Event of Default has occurred and that the Collateral Agent is authorized to exercise such rights and remedies.

                                   SECTION 9

                      Collateral Agent As Attorney In Fact

     9.1 The Grantors hereby irrevocably constitute and designate the Collateral Agent as and for the Grantors' attorney in fact, effective following the occurrence and during the continuance of an Event of Default:

          (a) To supplement and amend from time to time Exhibits A and B of this Agreement to include any new or additional Intellectual Property of the Grantors.

          (b) To exercise any of the rights and powers referenced herein.

          (c) To execute all such instruments, documents, and papers as the Collateral Agent determines to be appropriate in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Intellectual Property.

     9.2 The within grant of a power of attorney, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a duly authorized officer of the Collateral Agent.

     9.3 The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

                                   SECTION 10

                            Collateral Agent's Rights

     Any use by the Collateral Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Collateral Agent's rights and remedies under this Agreement and under the Credit Agreement shall be coextensive with the Grantors' rights thereunder and with respect thereto and without any liability for royalties or other related charges.

                                   SECTION 11

                                     Intent

     This Agreement is being executed and delivered by the Grantors for the purpose of registering and confirming the grant of the security interest of the Collateral Agent in the IP Collateral with the PTO. It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the Security Interest granted to the Collateral Agent, for the ratable benefit of the Secured Parties, under the Security Agreement. All provisions of the Security Agreement shall apply to the IP Collateral. The Collateral Agent shall have the same rights, remedies, powers, privileges and discretions with respect to the security interests created in the IP Collateral as in all other Collateral. In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the Security Agreement with respect to all other Collateral.

                                   SECTION 12

                                  Governing Law

     THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

         GRANTORS:                   GAMESTOP CORP.
                                     GAMESTOP HOLDINGS CORP.
                                     GAMESTOP, INC.
                                     SUNRISE PUBLICATIONS, INC.
                                     ELECTRONICS BOUTIQUE HOLDINGS CORP.
                                     EB INVESTMENT CORP.
                                     EB CATALOG COMPANY, INC.
                                     EB GAMES CUSTOMER SERVICE, INC.
                                     ELBO INC.
                                     EB FINANCE INC.
                                     EB SPECIALTY SERVICES, INC.
                                     ELECTRONICS BOUTIQUE OF AMERICA INC.
                                     EB SADSBURY SECOND, LLC
                                     EB SADSBURY GENERAL PARTNER, LP
                                     EB SADSBURY PROPERTY HOLDING, LP
                                     EB INTERNATIONAL HOLDINGS, Inc.
                                     as Borrowers

                                     By:    /s/ David W. Carlson
                                            ------------------------------------
                                     Name:  David W. Carlson
                                     Title: Executive Vice President and Chief
                                            Financial Officer

                                     GAMESTOP.COM, INC.
                                     MARKETING CONTROL SERVICES, INC.
                                     GAMESTOP BRANDS, INC.
                                     GAMESTOP (LP), LLC
                                     as Borrowers

                                     By:    /s/ David W. Carlson
                                            ------------------------------------
                                     Name:  David W. Carlson
                                     Title: Authorized Signatory



                                     GAMESTOP OF TEXAS (GP), LLC
                                     as Borrower

                                     By:    GameStop, Inc.

                                     By:    /s/ David W. Carlson
                                            ------------------------------------
                                     Name:  David W. Carlson
                                     Title: Executive Vice President and Chief
                                            Financial Officer


                                     GAMESTOP TEXAS LP
                                     as Borrower

                                     By:    GameStop of Texas (GP), LLC, its
                                            general partner

                                     By:    GameStop, Inc.

                                     By:    /s/ David W. Carlson
                                            ------------------------------------
                                     Name:  David W. Carlson
                                     Title: Executive Vice President and Chief
                                            Financial Officer

COLLATERAL AGENT:                    BANK OF AMERICA, N.A.

                                     By:    /s/ Stephen Garvin
                                            ------------------------------------
                                     Name:  Stephen Garvin
                                     Title: Managing Director